UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08886

DWS Equity Partners Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/06

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2006

Annual Report
to Shareholders

DWS Equity Partners Fund

(formerly Scudder Flag Investors Equity Partners Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund has stock market and equity risks, which means stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for Class A, B, C and Institutional shares for the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the DWS Equity Partners Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS Equity Partners Fund	1-Year	3-Year	5-Year	10-Year
Class A	9.29%	14.29%	5.08%	10.54%
Class B	8.49%	13.42%	4.30%	9.72%
Class C	8.49%	13.44%	4.30%	9.88%
Institutional Class	9.60%	14.57%	5.34%	10.83%
S&P 500 Index+	8.64%	11.64%	1.96%	8.35%

Sources: Lipper Inc. and Investment Company Capital Corporation

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/06	$ 28.72	$ 27.10	$ 27.10	$ 28.94
5/31/05	$ 27.20	$ 25.74	$ 25.74	$ 27.43
Distribution Information: Twelve Months: Income Dividends as of 5/31/06	$ .17	$ —	$ —	$ .28
Capital Gains Distributions as of 5/31/06	$ .82	$ .82	$ .82	$ .82
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	511	of	803	64
3-Year	161	of	578	28
5-Year	95	of	418	23
10-Year	35	of	155	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Partners Fund — Class A [] S&P 500 Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/06
DWS Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,301	$14,069	$12,075	$25,681
	Average annual total return	3.01%	12.05%	3.84%	9.89%
Class B	Growth of $10,000	$10,549	$14,391	$12,241	$25,287
	Average annual total return	5.49%	12.90%	4.13%	9.72%
Class C	Growth of $10,000	$10,849	$14,599	$12,341	$25,646
	Average annual total return	8.49%	13.44%	4.30%	9.88%
S&P 500 Index+	Growth of $10,000	$10,864	$13,914	$11,021	$22,291
	Average annual total return	8.64%	11.64%	1.96%	8.35%
DWS Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,096,000	$1,504,000	$1,297,300	$2,796,600
	Average annual total return	9.60%	14.57%	5.34%	10.83%
S&P 500 Index+	Growth of $1,000,000	$1,086,400	$1,391,400	$1,102,100	$2,229,100
	Average annual total return	8.64%	11.64%	1.96%	8.35%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,035.40	$ 1,031.60	$ 1,032.00	$ 1,037.10
Expenses Paid per $1,000*	$ 6.04	$ 9.78	$ 9.83	$ 4.77
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,019.00	$ 1,015.31	$ 1,015.26	$ 1,020.24
Expenses Paid per $1,000*	$ 5.99	$ 9.70	$ 9.75	$ 4.73

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Equity Partners Fund	1.19%	1.93%	1.94%	.94%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Equity Partners Fund: A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the DWS Equity Partners Fund's (the "fund") investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the DWS family of funds. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Managers

Hobart C. Buppert II

Vice President of Alex. Brown Investment Management and Manager of the fund.

Managed the fund since 2002.

Joined ABIM as a Vice President in 1980.

Over 30 years of investment industry experience.

Prior experience as portfolio manager at T. Rowe Price Associates and as portfolio manager and research analyst at Equitable Trust Company.

BA, MBA from Loyola College.

Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Lee S. Owen

Vice President of Alex. Brown Investment Management and Manager of the fund.

Managed the fund since inception.

Joined ABIM as a Vice President in 1983.

Over 30 years of investment industry experience.

Prior experience as portfolio manager at T. Rowe Price Associates.

BA, Williams College; MBA, University of Virginia.

Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

In the following interview, Manager Hobart Buppert discusses the performance and strategy of the DWS Equity Partners Fund during the 12-month period ended May 31, 2006.

Q: How did the fund perform during the annual reporting period?

A: A backdrop of sound economic growth and strong corporate earnings helped propel stock prices higher during the past year. Nevertheless, this had the potential to be a challenging time for the fund given that our bottom-up stock selection process led us to be underweight in energy stocks and overweight in financials.1 In an environment of soaring oil prices and rising interest rates, this positioning represented a possible headwind to performance.

1 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Despite this, the fund outperformed the broader market for the period, returning 9.29%. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.) In comparison, its benchmark, the S&P 500 Index, returned 8.64%.2 We believe the primary reason for the fund's outperformance is the strong earnings results reported by the vast majority of the companies held in the fund, a sign that our research-based stock selection process is achieving its objective.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Although the fund outpaced its benchmark, it trailed the 10.76% average return of the 803 funds in its Lipper peer group, Multi-Cap Core Funds, for the one-year period ended May 31, 2006. However, we are pleased to report that the fund has outperformed both the S&P 500 and its Lipper peer group over the three-, five- and 10-year periods.

	Annualized Returns as of May 31, 2005
	3-Year	5-Year	10-Year
DWS Equity Partners Fund — Class A (unadjusted)	14.29%	5.08%	10.54%
S&P 500 Index	11.64%	1.96%	8.35%
Lipper Multi-Cap Core Funds category average	12.36%	2.78%	7.83%
Percentile ranking in Lipper peer group[3]	28	23	23

3 Source: Lipper, Inc. Rankings are historical and do not guarantee future results. The fund ranked 511, 161, 95, and 35 for the one-, three-, five-, and 10-year periods, respectively. There were 803, 578, 418 and 155 funds in the category, respectively. Rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Q: What individual stocks contributed to performance?

A: The following five stocks made strong positive contributions during the annual period: Canadian National Railway Co., WellPoint Inc., CONSOL Energy Inc., First Marblehead Corp. and AmeriCredit Corp.

Canadian National Railway (CN): A stock we have discussed in the past two reports to shareholders, CN continues to exceed earnings expectations and generate strong gains for the fund. The stock has performed very well for the past three and one-half years, yet in our view it is still inexpensive at 13 times earnings. An important part of long-term investing is the recognition that a stock isn't necessarily overvalued just because it has performed well. In the case of CN, we believe the stock continues to offer good value in relation to the results it has been delivering for its shareholders.

WellPoint: Like CN, we believe WellPoint also continues to represent good value despite its outstanding performance in recent years. A managed-care company that has been able to keep its costs down and at the same time offer value to its customers, Wellpoint continues to deliver earnings gains that meet or exceed expectations. Trading at 13 times the projected 2007 earnings, we believe the stock remains attractive in light of its good management team, excellent profit results and strong execution.

CONSOL Energy: Like most energy stocks, CONSOL has performed very well during the last year. What sets this company apart, however, is the fact that its profits are not tied to spot commodity prices. Instead, the company establishes long-term contracts with power suppliers. With many of its contracts set to expire and be renegotiated at higher prices (reflecting the increase in the price of coal), Consol has the potential to generate strong profit growth even if commodity prices moderate. As a result, we believe the stock remains attractively valued despite its strong performance during the past year.

First Marblehead: This company, which offers outsourcing and securitization services for clients engaged in the student loan business, was another significant contributor to performance. The stock fell sharply in mid-2005 on uncertainty surrounding contract renewals with Bank of America and JP Morgan, which together made up over 25% of its business. We purchased shares at this time, believing the market's fears were overdone. Since then, the stock has rebounded nicely on news that these two customers eventually did sign new contracts with First Marblehead. We continue to hold the shares in the company, an industry leader that we believe may generate strong earnings growth for the next three to five years.

AmeriCredit: A provider of auto loans to subprime borrowers, AmeriCredit has emerged in a strong position from a difficult period for the industry — one that saw some of its competitors go out of business. The company's robust top line growth and strong cash flow have enabled it to shrink its market capitalization aggressively via share buybacks, which in turn has helped boost its earnings per share. With a strong capital base, AmeriCredit has the potential to grow its earnings at a rate faster than the majority of companies in the financial sector. As with the other top contributors in the fund, we believe there is more upside in this stock, and we continue to hold it in the portfolio.

Q: What individual holdings hurt performance?

A: Three detractors from performance were American Financial Realty Trust, Cendant Corp. and Magellan Midstream Partners LP.

American Financial Realty Trust: This stock, a REIT (real estate investment trust) that we purchased in 2002, has been a disappointment. The company's results have come in below expectations, and for the last couple of years the stock has been a persistent detractor from our performance. Despite this, we continue to hold it in the portfolio. Its management has stated that it will begin to make changes — such as buying back stock, selling properties or perhaps selling the whole company — if the stock doesn't turn around. We believe it is worth waiting to see what happens, given that we can collect a dividend of over 10% in the meantime.

Cendant: Another company whose results have failed to meet market expectations, Cendant announced a decision to split its operations into four separate publicly traded entities in order to realize value. (One of the entities may be sold while the rest are likely to be spun off.) The first of these spin-outs will take place following the close of the reporting period, and we expect the entire process will be completed by the end of the third calendar quarter. We have maintained the fund's position in this stock in anticipation of this split-up given that the performance of Cendant's prior spun-off entities has been positive on a historical basis. Looking ahead, we intend to evaluate each of the four pieces of the company on their individual merits to determine whether or not we will continue to hold them in the portfolio.

Magellan Midstream: Although the fund has only been invested in this stock for four months, it has proven to be a disappointment thus far. Magellan charges other companies for the use of the pipelines and other assets that it owns and operates, in a sense acting as a "toll-taker" for the energy sector. The basis for our purchase is that with a dividend of about 4%, a sustainable business model and the possibility of robust earnings growth (and thus dividend increases), the stock should provide a strong total return in time. We believe the stock's decline from our initial purchase is largely due to the fact that the stock was initially priced too high at its initial public offering.

Q: Do you have any closing comments for shareholders?

A: Given the fact that the fund was able to outperform in the face of the headwinds mentioned previously, we are confident that the portfolio is well positioned for the year ahead. We believe there is a high likelihood that we will see an environment of falling oil prices and an end to the US Federal Reserve Board's (the Fed) long series of interest-rate hikes. If this scenario indeed plays out, we believe our being underweight in energy and overweight in financials will turn into a benefit rather than a hindrance.

In addition, we believe the current market offers opportunities for value-based investors. Earnings growth has outpaced the market over the last two years, meaning that valuations have actually fallen. What's more, we believe stocks look attractive in relation to bonds. Stocks are often measured by what is known as the "earnings yield," or earnings divided by stock prices. This measures the theoretical "yield" stocks provide via their underlying earnings. Currently, the earnings yield of the United States market, as measured by the S&P 500, is 6%, higher than the 5% yield offered by 10-year Treasuries. Typically, this signals an opportunity in stocks. Notably, the earnings yield of the fund is higher still at around 7% — indicating our preference for stocks with faster earnings growth and more attractive valuations than the market as a whole. We believe this approach will hold the fund in good stead as we head into an environment likely to be characterized by slower economic growth.

How is the fund managed?

"Rather than focusing on broader trends in the economy or the financial markets, we seek stocks that have fallen out of favor and whose prices have depreciated. Our approach is flexible in that we do not limit the universe of potential holdings to stocks that traditionally are put in the 'value' category. We believe that all stocks — whether widely considered value or growth — can become undervalued at some point. We evaluate companies of all sizes based on their individual merits, seeking those that are well-positioned, are generating excess free cash flow and are run by skilled, shareholder-oriented senior management teams. Our goal is to own companies that are trading at what we consider to be attractive prices relative to their long-term earnings growth potential. We consider ourselves long-term investors, which means that we tend to remain invested in stocks for one to three years or more, as long as a company continues to meet our expectations."

—Portfolio Manager Hobart C. Buppert II

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/06	5/31/05

Common Stocks	95%	97%
Cash Equivalents	5%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/06	5/31/05

Financials	31%	37%
Industrials	20%	25%
Consumer Discretionary	12%	12%
Health Care	12%	11%
Telecommunications Services	7%	—
Information Technology	7%	7%
Energy	7%	4%
Consumer Staples	3%	2%
Materials	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2006 (39.6% of Net Assets)
1. WellPoint, Inc. Provider of health care services	6.9%
2. Canadian National Railway Co. Operator of railroads	5.6%
3. Prudential Financial, Inc. Provider of financial services	4.1%
4. American Standard Companies, Inc. Manufacturer of air conditioning systems, bathroom and kitchen fixtures	3.6%
5. Berkshire Hathaway, Inc. Provider of insurance nationwide	3.4%
6. First Marblehead Corp. Provider of services for private education lending	3.4%
7. AmeriCredit Corp. Provider of consumer finance services specializing in automobile loans	3.2%
8. Citigroup, Inc. Provider of diversified financial services	3.2%
9. Coventry Health Care, Inc. Provider of managed health care services	3.1%
10. First Data Corp. Provider of credit-card processing services	3.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006

	Shares	Value ($)

Common Stocks 95.5%
Consumer Discretionary 11.2%
Auto Components 0.7%
BorgWarner, Inc.	44,000	2,894,320
Household Durables 0.9%
Blyth, Inc. (a)	179,300	3,792,195
Media 7.1%
Clear Channel Communications, Inc.	211,600	6,517,280
Comcast Corp. "A"*	309,300	9,937,809
Gannett Co., Inc.	46,700	2,522,267
LodgeNet Entertainment Corp.* (a)	102,503	1,938,332
R.H. Donnelley Corp.*	104,231	5,713,943
Time Warner, Inc.	205,000	3,528,050
		30,157,681
Specialty Retail 2.5%
American Eagle Outfitters, Inc.	75,688	2,471,213
TJX Companies, Inc.	353,800	8,388,598
		10,859,811
Consumer Staples 3.3%
Food & Staples Retailing 1.9%
Costco Wholesale Corp.	150,000	7,939,500
Tobacco 1.4%
Altria Group, Inc.	81,200	5,874,820
Energy 6.5%
Oil, Gas & Consumable Fuels
CONSOL Energy, Inc.	99,000	8,736,750
Kinder Morgan Management LLC*	254,371	11,057,507
Magellan Midstream Holdings LP	341,300	7,385,732
		27,179,989
Financials 29.7%
Banks 2.7%
Fifth Third Bancorp.	65,600	2,492,800
Wells Fargo & Co.	135,600	8,999,772
		11,492,572
Consumer Finance 7.8%
AmeriCredit Corp.* (a)	463,800	13,468,752
Capital One Financial Corp.	65,400	5,413,158
First Marblehead Corp.	313,800	14,237,106
		33,119,016
Diversified Financial Services 7.5%
Citigroup, Inc.	272,372	13,427,940
Countrywide Financial Corp.	152,400	5,833,872
Freddie Mac	209,700	12,590,388
		31,852,200
Insurance 8.5%
Aon Corp.	120,000	4,278,000
Berkshire Hathaway, Inc. "B"*	4,700	14,424,300
Prudential Financial, Inc.	227,000	17,286,050
		35,988,350
Real Estate 3.2%
American Financial Realty Trust (REIT)	900,000	8,910,000
American Home Mortgage Investment Corp. (REIT) (a)	81,000	2,702,970
Saxon Capital, Inc. (REIT)	159,000	1,772,850
		13,385,820
Health Care 11.0%
Health Care Providers & Services 11.0%
Cardinal Health, Inc.	55,000	3,680,050
Coventry Health Care, Inc.*	250,100	13,067,725
Laboratory Corp. of America Holdings*	10,000	593,600
WellPoint, Inc.*	409,600	29,319,168
		46,660,543
Pharmaceuticals 0.0%
Pfizer, Inc.	8,000	189,280
Industrials 19.5%
Aerospace & Defense 1.8%
United Technologies Corp.	119,000	7,439,880
Airlines 1.3%
Southwest Airlines Co.	347,000	5,586,700
Building Products 3.6%
American Standard Companies, Inc.	360,000	15,296,400
Commercial Services & Supplies 4.5%
Allied Waste Industries, Inc.* (a)	661,000	7,885,730
Cendant Corp.	700,050	11,319,809
		19,205,539
Industrial Conglomerates 2.4%
Tyco International Ltd.	380,800	10,323,488
Marine 0.3%
Eagle Bulk Shipping, Inc. (a)	100,000	1,354,000
Road & Rail 5.6%
Canadian National Railway Co.	528,000	23,601,600
Information Technology 6.7%
Computers & Peripherals 3.1%
Hewlett-Packard Co.	185,000	5,990,300
International Business Machines Corp.	91,800	7,334,820
		13,325,120
IT Consulting & Services 3.6%
First Data Corp.	281,579	12,983,608
MasterCard, Inc. "A"*	50,900	2,287,446
		15,271,054
Materials 0.7%
Paper & Forest Products
International Paper Co.	94,000	3,194,120
Telecommunication Services 6.9%
Diversified Telecommunication Services 1.1%
Embarq Corp.*	18,785	782,771
Iowa Telecommunications Services, Inc. (a)	215,100	3,871,800
		4,654,571
Wireless Telecommunication Services 5.8%
American Tower Corp. "A"*	225,500	6,983,735
NII Holdings, Inc.*	88,500	4,819,710
SBA Communications Corp. "A"*	215,000	4,921,350
Sprint Nextel Corp.	375,700	7,968,596
		24,693,391
Total Common Stocks (Cost $252,801,673)		405,331,960

Securities Lending Collateral 3.4%
Daily Assets Fund Institutional, 5.00% (b) (c) (Cost $14,583,825)	14,583,825	14,583,825

Cash Equivalents 4.8%
Cash Management QP Trust, 5.01% (d) (Cost $20,175,392)	20,175,392	20,175,392

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $287,560,890)+	103.7	440,091,177
Other Assets and Liabilities, Net	(3.7)	(15,663,054)
Net Assets	100.0	424,428,123

* Non-income producing security.

+ The cost for federal income tax purposes was $287,560,890. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $152,530,287. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $158,615,495 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,085,208.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2006 amounted to $14,288,983 which is 3.4% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006
Assets
Investments: Investments in securities, at value (cost $252,801,673) — including $14,288,983 of securities loaned	$ 405,331,960
Investment in Cash Management QP Trust (cost $20,175,392)	20,175,392
Investment in Daily Assets Fund Institutional (cost $14,583,825)*	14,583,825
Total investments in securities, at value (cost $287,560,890)	440,091,177
Dividends receivable	278,076
Receivable for investments sold	20,473
Interest receivable	131,160
Receivable for Fund shares sold	436,590
Other assets	45,252
Total assets	441,002,728
Liabilities
Payable upon return of securities loaned	14,583,825
Payable for Fund shares redeemed	1,435,212
Accrued investment advisory fee	283,317
Other accrued expenses and payables	272,251
Total liabilities	16,574,605
Net assets, at value	$ 424,428,123
Net Assets
Net assets consist of: Undistributed net investment income	88,050
Net unrealized appreciation (depreciation) on investments	152,530,287
Accumulated net realized gain (loss)	3,773,512
Paid-in capital	268,036,274
Net assets, at value	$ 424,428,123

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($246,554,021 ÷ 8,583,870 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 28.72
Maximum offering price per share (100 ÷ 94.25 of $28.72)	$ 30.47

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,939,843 ÷ 292,941 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 27.10

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,762,688 ÷ 507,859 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 27.10
Institutional Class Net Asset Value, offering and redemption price(a) per share ($156,171,571 ÷ 5,396,618 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 28.94

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $35,954)	$ 5,028,267
Interest — Cash Management QP Trust	1,361,017
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	192,680
Total Income	6,581,964
Expenses: Investment advisory fee	2,964,149
Services to shareholders	221,775
Custody and accounting fees	113,261
Distribution and shareholder servicing fees	792,452
Auditing	53,887
Legal	36,111
Directors' fees and expenses	17,411
Reports to shareholders	63,395
Registration fees	61,612
Other	73,686
Total expenses before expense reductions	4,397,739
Expense reductions	(12,389)
Total expenses after expense reductions	4,385,350
Net investment income (loss)	2,196,614
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,992,118
Foreign currency related transactions	134
5,992,252
Net unrealized appreciation (depreciation) during the period on investments	23,969,831
Net gain (loss) on investment transactions	29,962,083
Net increase (decrease) in net assets resulting from operations	$ 32,158,697

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2006	2005
Operations: Net investment income (loss)	$ 2,196,614	$ 1,348,533
Net realized gain (loss) on investment transactions	5,992,252	9,674,215
Net unrealized appreciation (depreciation) during the period on investment transactions	23,969,831	16,999,535
Net increase (decrease) in net assets resulting from operations	32,158,697	28,022,283
Distributions to shareholders from: Net investment income: Class A	(1,312,985)	(397,185)
Institutional Class	(1,249,771)	(497,290)
Net realized gains: Class A	(6,368,583)	(4,306,657)
Class B	(290,866)	(415,986)
Class C	(399,000)	(195,384)
Institutional Class	(3,890,824)	(2,521,420)
Fund share transactions: Proceeds from shares sold	168,963,667	68,651,787
Reinvestment of distributions	12,109,330	7,473,412
Cost of shares redeemed	(80,981,000)	(63,891,084)
Redemption fees	6,591	190
Net increase (decrease) in net assets from Fund share transactions	100,098,588	12,234,305
Increase (decrease) in net assets	118,745,256	31,922,666
Net assets at beginning of period	305,682,867	273,760,201
Net assets at end of period (including undistributed net investment income of $88,050 and $454,058, respectively)	$ 424,428,123	$ 305,682,867

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 27.20	$ 25.35	$ 20.58	$ 22.67	$ 24.56
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.11	.04	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.36	2.49	4.86	(1.80)	(1.69)
Total from investment operations	2.51	2.60	4.90	(1.79)	(1.70)
Less distributions from: Net investment income	(.17)	(.06)	(.05)	—	(.05)
Net realized gain on investment transactions	(.82)	(.69)	(.08)	(.30)	(.14)
Total distributions	(.99)	(.75)	(.13)	(.30)	(.19)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 28.72	$ 27.20	$ 25.35	$ 20.58	$ 22.67
Total Return (%)[b]	9.29	10.30	23.83	(7.75)	(6.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	247	189	154	130	193
Ratio of expenses (%)	1.20	1.22	1.24	1.22	1.21
Ratio of net investment income (loss) (%)	.54	.44	.17	.08	(.03)
Portfolio turnover rate (%)	10	11	7	14	20
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Class B Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 25.74	$ 24.16	$ 19.72	$ 21.89	$ 23.85
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.05)	(.12)	(.12)	(.17)
Net realized and unrealized gain (loss) on investment transactions	2.21	2.32	4.64	(1.75)	(1.65)
Total from investment operations	2.18	2.27	4.52	(1.87)	(1.82)
Less distributions from: Net realized gain on investment transactions	(.82)	(.69)	(.08)	(.30)	(.14)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 27.10	$ 25.74	$ 24.16	$ 19.72	$ 21.89
Total Return (%)[b]	8.49	9.46	22.87	(8.44)	(7.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	13	18	22	36
Ratio of expenses (%)	1.94	1.97	1.99	1.98	1.96
Ratio of net investment income (loss) (%)	(.20)	(.31)	(.58)	(.68)	(.78)
Portfolio turnover rate (%)	10	11	7	14	20
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Class C Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 25.74	$ 24.15	$ 19.71	$ 21.89	$ 23.85
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.05)	(.12)	(.12)	(.17)
Net realized and unrealized gain (loss) on investment transactions	2.21	2.33	4.64	(1.76)	(1.65)
Total from investment operations	2.18	2.28	4.52	(1.88)	(1.82)
Less distributions from: Net realized gain on investment transactions	(.82)	(.69)	(.08)	(.30)	(.14)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 27.10	$ 25.74	$ 24.15	$ 19.71	$ 21.89
Total Return (%)[b]	8.49	9.46	22.93	(8.48)	(7.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	9	6	4	6
Ratio of expenses (%)	1.95	1.97	1.99	1.97	1.96
Ratio of net investment income (loss) (%)	(.21)	(.31)	(.58)	(.67)	(.78)
Portfolio turnover rate (%)	10	11	7	14	20
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Institutional Class Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 27.43	$ 25.57	$ 20.76	$ 22.80	$ 24.70
Income (loss) from investment operations: Net investment income (loss)[a]	.22	.18	.10	.06	.05
Net realized and unrealized gain (loss) on investment transactions	2.39	2.51	4.90	(1.80)	(1.71)
Total from investment operations	2.61	2.69	5.00	(1.74)	(1.66)
Less distributions from: Net investment income	(.28)	(.14)	(.11)	—	(.10)
Net realized gain on investment transactions	(.82)	(.69)	(.08)	(.30)	(.14)
Total distributions	(1.10)	(.83)	(.19)	(.30)	(.24)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 28.94	$ 27.43	$ 25.57	$ 20.76	$ 22.80
Total Return (%)	9.60	10.54	24.14	(7.52)	(6.73)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	156	94	96	90	100
Ratio of expenses (%)	.95	.97	.99	.97	.96
Ratio of net investment income (loss) (%)	.79	.69	.42	.33	.22
Portfolio turnover rate (%)	10	11	7	14	20
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity Partners Fund, Inc. (formerly Scudder Flag Investors Equity Partners Fund) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2005 through May 31, 2006, the Fund incurred approximately $1,080 of net realized currency losses. As permitted by tax regulations. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2007.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 654,352
Undistributed net long-term capital gains	$ 3,208,288
Net unrealized appreciation (depreciation) on investments	$ 152,530,287

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2006	2005
Distributions from ordinary income*	$ 4,040,572	$ 1,926,223
Distributions from long-term capital gains	$ 9,471,457	$ 6,407,699

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the year ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $114,909,794 and $35,900,750, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2006, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Transfer Agent Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund by DWS-SISC for transfer agency services aggregated $210,309, of which $26,157 is unpaid at May 31, 2006.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $99,548, of which $10,050 is unpaid at May 31, 2006.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended May 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class A	$ 565,670	$ 53,603
Class B	78,343	9,405
Class C	92,786	9,071
	$ 736,799	$ 72,079

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at May 31, 2006	Annual Effective Rate
Class B	$ 25,334	$ 1,729.24%
Class C	30,319	3,274.24%
	$ 55,653	$ 5,003

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2006 aggregated $25,444.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2006, the CDSC for Class B and C shares aggregated $23,741 and $3,124, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2006, DWS-SDI received $500.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $20,400, of which $5,760 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each Committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended May 31, 2006, the Advisor agreed to reimburse the Fund $11,793, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2006, the custodian fees were reduced by $596 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2006		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,992,210	$ 84,114,260	1,532,116	$ 40,720,399
Class B	99,353	2,645,752	163,222	4,113,224
Class C	242,029	6,443,303	142,490	3,595,478
Institutional Class	2,641,220	75,760,352	734,208	20,222,686
		$ 168,963,667		$ 68,651,787
Shares issued to shareholders in reinvestment of distributions
Class A	251,544	$ 7,022,213	157,611	$ 4,272,937
Class B	9,779	258,660	14,636	376,721
Class C	13,501	356,954	7,200	185,327
Institutional Class	159,134	4,471,503	96,453	2,638,427
		$ 12,109,330		$ 7,473,412
Shares redeemed
Class A	(1,595,990)	$ (45,106,195)	(815,205)	$ (21,553,862)
Class B	(340,240)	(9,085,328)	(390,069)	(9,801,558)
Class C	(108,523)	(2,908,708)	(53,870)	(1,349,984)
Institutional Class	(839,031)	(23,880,769)	(1,145,369)	(31,185,680)
		$ (80,981,000)		$ (63,891,084)
Redemption fees		$ 6,591		$ 190
Net increase (decrease)
Class A	1,647,764	$ 46,031,564	874,522	$ 23,439,474
Class B	(231,108)	(6,180,789)	(212,211)	(5,311,613)
Class C	147,007	3,891,556	95,820	2,430,890
Institutional Class	1,961,323	56,356,257	(314,708)	(8,324,446)
		$ 100,098,588		$ 12,234,305

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Equity Partners Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity Partners Fund, Inc. (formerly Scudder Flag Investors Equity Partners Fund) (the "Fund") at May 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 21, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.71 per share from net long-term capital gains during its year ended May 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,741,000 as capital gains dividends for its year ended May 31, 2006, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $6,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended May 31, 2006, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Equity Partners Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	11,395,731.095	45,733.331
Dawn-Marie Driscoll	11,398,474.092	42,990.331
Keith R. Fox	11,398,287.095	43,177.331
Kenneth C. Froewiss	11,396,329.095	45,135.331
Martin J. Gruber	11,400,512.095	40,952.331
Richard J. Herring	11,400,634.095	40,830.331
Graham E. Jones	11,402,050.095	39,414.331
Rebecca W. Rimel	11,397,769.095	43,695.331
Philip Saunders, Jr.	11,402,592.095	38,872.331
William N. Searcy, Jr.	11,399,849.095	41,615.331
Jean Gleason Stromberg	11,395,422.095	46,042.331
Carl W. Vogt	11,395,853.095	45,611.331
Axel Schwarzer	11,395,544.095	45,920.331

The meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,114,715.254	545,037.406	152,802.137	1,229,065.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,152,859.802	498,637.689	161,057.306	1,229,065.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,790,398.959	854,678.624	167,477.214	1,229,065.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,509,706.106	230,473.748	72,374.943	1,229,065.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,509,656.431	230,523.423	72,374.943	1,229,065.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,510,722.213	229,457.641	72,374.943	1,229,065.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,509,299.288	230,880.566	72,374.943	1,229,065.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,510,600.213	229,579.641	72,374.943	1,229,065.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,502,424.448	237,755.406	72,374.943	1,229,065.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,510,492.888	229,686.966	72,374.943	1,229,065.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,510,492.888	229,686.966	72,374.943	1,229,065.000

IV. Approval of Reclassification of the Fund's Investment objective as Non-Fundamental.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,721,277.295	906,866.198	184,411.304	1,229,065.000

VI. Approval of Amended and Restated Articles of Incorporation.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,518,551.463	143,519.911	150,483.423	1,229,065.000

VIII. Adoption of Amended and Restated Rule 12b-1 Plans for Class B and Class C shares.

Class B

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
135,435.797	1,766.733	3,347.423	46,477.000

Class C

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
199,789.347	7,320.773	11,680.001	74,416.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of May 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 2006

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute

		88
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2002

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2006

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2006

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Name, Year of Birth, Position with the Fund and Length of Time Served	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	84
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5,7] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[5] (1962) Chief Compliance Officer, 2004-present	Managing Director[4], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

7 Elected June 27, 2006.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	23339H-106	23339H-205	23339H-304	23339H-403
Fund Number	409	609	709	509

ITEM 2.	CODE OF ETHICS.

As of the end of the period, May 31, 2006, DWS Equity Partners Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS EQUITY PARTNERS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$51,200	$0	$0	$0
2005	$48,100	$225	$7,370	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$45,200	$197,605	$0
2005	$581,822	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$15,000	$212,605
2005	$7,370	$0	$207,146	$214,516

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Partners Fund, a series of DWS Equity Partners Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity Partners Fund, a series of DWS Equity Partners Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006